Exhibit 10.1



                           INDEMNIFICATION AGREEMENT


          THIS AGREEMENT (the "Agreement") is made and entered into this ____ day of ____________________, 1996 between Ingenex, Inc., a Delaware corporation (the "Corporation"), and ___________________ ("Indemnitee").

                                   RECITALS:

     A. Indemnitee performs a valuable service to the Corporation; and

     B. The Bylaws of the Corporation (the "Bylaws") provide for the indemnification of its officers, directors, agents and employees to the maximum extent authorized by Section 145 of the Delaware General Corporation Law, as amended (the "DGCL"); and

     C. The Bylaws and the Code, by their non-exclusive nature, permit contracts between the Corporation and its officers, directors, agents and employees with respect to indemnification of such persons; and

     D. There exists general uncertainty as to the extent of protection afforded by such Bylaw and other statutory indemnification provisions; and

     E. In order to induce and encourage Indemnitee to continue to serve the Corporation, and after due consideration and investigation of the terms and provisions hereof and the various other options available to the Corporation and Indemnitee in lieu of this Agreement, the Corporation has made a determination that this agreement is not only reasonable and prudent but necessary to promote and ensure the best interests of the Corporation and its stockholders.

          NOW, THEREFORE, upon the mutual covenants and agreements set forth below and based on the premises set forth above, and in consideration of Indemnitee's continued service to the Corporation after the date hereof, the parties hereto agree as follows:

          1. INDEMNITY. The Corporation hereby agrees to hold harmless and indemnify Indemnitee to the fullest extent authorized or permitted by the provisions of the DGCL and the Bylaws, as may be amended from time to time (but only to the extent that any such amendment permits the Corporation to provide broader indemnification rights than the DGCL or Bylaws permitted prior to adoption of such amendment).

          2. ADDITIONAL INDEMNITY. Subject only to the exclusions set forth in
Section 3 hereof, and subject to a determination pursuant to Section 8 hereof, the Corporation hereby further agrees to hold harmless and indemnify
Indemnitee:



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               a. against any and all expenses (including attorneys' fees), witness fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitral, administrative or investigative (including an action by or in the right of the Corporation) to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnitee is, was or at any time becomes a director, officer, employee or agent of the Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

               b. otherwise to the fullest extent not prohibited by the Bylaws or the DGCL.

          3. LIMITATIONS ON ADDITIONAL INDEMNITY. No indemnity pursuant to
Section 2 hereof shall be paid by the Corporation:

               a. except to the extent the aggregate of losses to be indemnified thereunder exceeds the sum of such losses for which the Indemnitee is validly indemnified pursuant to Section 1 hereof or pursuant to any Directors and Officers Liability Insurance ("D & O Insurance") purchased and maintained by the Corporation;

               b. in respect to remuneration paid to Indemnitee if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

               c. on account of any suit in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Corporation pursuant to the provisions of
Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

               d. on account of Indemnitee's conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct or a breach of Indemnitee's duty of loyalty to the Corporation, or to have resulted in Indemnitee personally having gained in fact a financial profit or other advantage to which Indemnitee was not legally entitled;

               e. on account of Indemnitee's conduct which is the subject of an action, suit or proceeding described in Section 7(b)(ii) hereof;

               f. on account of any action, claim or proceeding (other than a proceeding referred to in Section 9(b) hereof) initiated by the Indemnitee against the Corporation or its directors, officers, employees or other agents unless such action, claim or proceeding was


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authorized in the specific case by action of the Board of Directors of the
Corporation or the proceeding is required by law; or


               g. if a final decision by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both the Corporation and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication).

          4. CONTRIBUTION. If the indemnification provided in Sections 1 and 2 hereof is unavailable by reason of a Court decision described in Section 3(g) hereof based on grounds other than any of those set forth in paragraphs (b) through (f) of Section 3 hereof, then, in respect of any threatened, pending or completed action, suit or proceeding in which the Corporation is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Corporation shall contribute to the amount of expenses (including attorneys' fees), witness fees, judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in such proportion as is appropriate to reflect: (i) the relative benefits received by the Corporation on the one hand and Indemnitee on the other hand from the transaction from which such action, suit or proceeding arose; and (ii) the relative fault of the Corporation on the one hand and of Indemnitee on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Corporation on the one hand and of Indemnitee on the other shall be determined by reference to, among other things, the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. The Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

          5. CONTINUATION OF OBLIGATIONS. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director, officer, employee or agent of the Corporation (or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed actions, suit or proceeding, whether civil, criminal, arbitral, administrative or investigative, by reason of the fact that Indemnitee has served in the capacity referred to herein.

          6. NOTIFICATION AND DEFENSE OF CLAIM. No later than thirty (30) days after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; however, the omission to so

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notify the Corporation will not relieve it from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Corporation of the commencement thereof:


               a. the Corporation will be entitled to participate therein at its own expense;

               b. except as otherwise provided below, to the extent that it may wish, the Corporation, jointly with any other indemnifying party similarly notified, will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable cost of investigation or as otherwise provided below. Indemnitee shall have the right to employ its own counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless: (i) the employment of counsel by Indemnitee has been authorized by the Corporation in connection with the defense of such action; (ii) Indemnitee shall have reasonably concluded (based upon the advice of counsel) that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such action; or
(iii) the Corporation shall not, in fact, have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Indemnitee's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Indemnitee shall have made the conclusion provided for in clause (ii) above; and

               c. The Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its prior written consent. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's prior written consent. Neither the Corporation nor Indemnitee will unreasonably withhold its consent to any proposed settlement.

          7. ADVANCEMENT AND REPAYMENT OF EXPENSES.

               a. The Corporation shall advance to Indemnitee, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, arbitral, administrative or investigative, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten (10) days after receiving copies of invoices presented to Indemnitee for such expenses provided that the Corporation shall first receive an undertaking by or on behalf of Indemnitee to repay such amount in the event and only to the extent it shall be ultimately determined by a final judicial decision (from which there is no right of appeal) that Indemnitee is not entitled, under



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the provisions of the DGCL, the Bylaws, this Agreement or otherwise, to be indemnified by the Corporation for such expenses.

               b. Notwithstanding the foregoing, the Corporation shall not be required to advance such expenses to Indemnitee if Indemnitee (i) commences any action, suit or proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors of the Corporation; or (ii) is a party to an action, suit or proceeding brought by the Corporation and approved by a majority of the Board of Directors of the Corporation that alleges willful misappropriation of corporate assets by Indemnitee, disclosure of confidential information in violation of Indemnitee's fiduciary or contractual obligations to the Corporation, or any other willful and deliberate breach in bad faith of Indemnitee's duty to the Corporation or its shareholders; or (iii) has or will be reimbursed for such expenses under any D&O Insurance owned by the Corporation.

          8. DETERMINATION BY THE CORPORATION. To the extent required by the DGCL, promptly after receipt of a request for indemnification hereunder made by the Indemnitee (and in any event within 90 days of receipt of such request), the Corporation shall make a reasonable, good faith determination as to whether Indemnitee is entitled to indemnification under the DGCL, the Bylaws or this Agreement. Such determination shall be made:

               a. by a majority vote of a quorum consisting of directors who are not parties to such action, suit or proceeding;

               b. or, if such quorum is not obtainable, by independent legal counsel in a written opinion; or

               c. by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote thereon represented and voting at a duly held meeting in which a quorum is present (which holders voting affirmatively also constitute at least a majority of the required quorum) or by written consent of a majority of the outstanding shares entitled to vote thereon, where in each case the shares owned by the person to be indemnified shall not be considered entitled to vote thereon.

Such determination shall be reasonably made in good faith by the decision-making party or parties based upon the facts known to the decision making party or parties at the time such determination is made.

          9. ENFORCEMENT.

               a. The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed herein in order to induce Indemnitee to continue to serve the Corporation, and acknowledges that Indemnitee is relying upon this Agreement in continuing to serve the Corporation.



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               b. In the event that Indemnitee is required to bring any action, suit or proceeding to enforce rights or to collect monies due under this Agreement and is successful, in whole or in part, in such action, the Corporation shall reimburse Indemnitee for all Indemnitee's reasonable fees and expenses in bringing and pursuing such action.

          10. SUBROGATION. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

          11. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Indemnitee by this Agreement shall not be exclusive or in limitation of any other right which Indemnitee may have or hereinafter acquire under any statute, provision of the Corporation's Certificate of Incorporation, Bylaws or any other agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in any other capacity while holding office.

          12. SURVIVAL OF RIGHTS. The rights conferred on Indemnitee by this Agreement shall continue after Indemnitee has ceased to be a director, officer, employee or other agent of the Corporation and shall inure to the benefit of Indemnitee's heirs, executors and personal representatives.

          13. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any or all of the provisions hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not effect the validity or enforceability of the other provisions hereof or the obligation of the Corporation to indemnify Indemnitee to the full extent provided by the Bylaws or the DGCL.

          14. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware without giving effect to conflict of laws principles.

          15. BINDING EFFECT. This Agreement shall be binding upon Indemnitee and upon the Corporation, its successors and assigns, and shall inure to the benefit of Indemnitee and his heirs, executors and personal representatives and to the benefit of the Corporation and its successors and assigns.

          16. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.



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        17. HEADINGS. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.



        18. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be addressed:

               a. If to Indemnitee, at the address indicated below such person's signature hereunder;

               b. If to the Corporation, to

                  Ingenex, Inc.
                  1505 O'Brien Street, Suite B
                  Menlo Park, CA 94025
                  Attention:  President

or to such other address as may have been furnished to Indemnitee by the Corporation.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

CORPORATION:                    INGENEX, INC.,
                                a Delaware corporation


                                By:  _____________________________________

                                Print Name:  _____________________________

                                Title:   _________________________________

INDEMNITEE:                     Print Name:  _____________________________

                                Address:__________________________________

                                __________________________________________


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